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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2001, appearing in the Annual Report on Form 10-K/A of Stressgen Biotechnologies Corporation for the fiscal year ended December 31, 2000.

                                         /s/ Deloitte & Touche LLP
                                         DELOITTE & TOUCHE LLP
                                         Chartered Accountants


Vancouver, Canada
May 30, 2001